SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

              July 12, 2017

Date of Report (Date of Earliest Event Reported)

                    The Rancon Realty Fund IV Liquidating Trust

(Exact name of registrant as specified in its charter)

              California

(State or Other Jurisdiction of Incorporation)

0-14207	33-0016355
(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708
(Address of principal executive offices) (Zip Code)

              (650) 343-9300

(Fund’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On or around July 12, 2017, The Rancon Realty Fund IV Liquidating Trust (the “Liquidating Trust”), will mail a letter to the beneficiaries of the Liquidating Trust (the “Beneficiaries”), providing an update on the activities of the Liquidating Trust and enclosing a copy of the Liquidating Trust’s Annual Report on Form 10-K for the year ended December 31, 2016. A copy of the letter to Beneficiaries which accompanies the Annual Report on Form 10-K is furnished with this Form 8-K as Exhibit 99.4.

____________________

Certain statements contained in this Report, including the attached letter, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, in particular, statements about future events and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual events to differ materially from those anticipated. Readers are referred to the risk factors disclosed under Item 1A of Part I in the Liquidating Trust’s December 31, 2016 Annual Report on Form 10-K, and under the caption “Risk Factors” in the Proxy Consent Solicitation Statement, dated April 21, 2014, filed by Rancon Realty Fund IV, a California limited partnership. Forward-looking statements are not intended to be a guaranty of future events. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “possible,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that this Current Report is filed with the Securities and Exchange Commission. Neither the Liquidating Trust nor the Trustee make any representations or warranties (expressed or implied) about the accuracy of any such forward-looking statements. Actual events could differ materially from any forward-looking statements contained in this Current Report. This Current Report is neither an offer of nor a solicitation to purchase securities.

The information in this Report, including the attached letters, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.4	Letter to Beneficiaries, dated July 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Liquidating Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCON REALTY FUND IV Liquidating TrusT

	By	Rancon Financial Corporation,
The Trustee

	By	/s/ Daniel L. Stephenson
Daniel L. Stephenson
Chairman

Date: July 12, 2017

INDEX TO EXHIBITS

Exhibit	Description
99.4	Letter to Beneficiaries, dated July 12, 2017.